UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report –March 16, 2005

(Date of earliest event reported)

PENN NATIONAL GAMING, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification
Number)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, PA 19610

(Address of principal executive offices) (Zip Code)

Area Code (610) 373-2400

(Registrant’s telephone number)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 24.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 8.01                     Other Events.

Exhibit 99.1 to this Form 8-K contains all of the information to be included in our Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2004 (including our audited financial statements) except for Management’s Report on Internal Control Over Financial Reporting and the Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting (Item 9A), and certain information required by Item 9B (Other Information) and Item 15 (Exhibits) of the Form 10-K.  As described in our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 9, 2005, during the course of evaluating the effectiveness of our internal control over financial reporting as required under the provisions of Section 404 of the Sarbanes-Oxley Act of 2002, we identified certain potential material weaknesses.  We and our independent registered public accounting firm are both in the process of concluding our respective evaluations of the potential deficiencies as well as other aspects of our internal control over financial reporting.  As a result, we filed a Form 12b-25 with the Securities and Exchange Commission today for a fifteen-day extension of the March 16, 2005 filing deadline for our Form 10-K.

We and our independent registered public accounting firm expect to complete the assessment of our internal control over financial reporting no later than March 31, 2005, at which time we will file a complete Form 10-K that includes the reports of our management and our independent registered public accounting firm on our internal control over financial reporting and the information required by Items 9B and 15 of the Form 10-K, as well as the information included in Exhibit 99.1 to this Form 8-K.  As of March 15, 2005, our independent registered public accounting firm has informed us that they have not identified any additional potential material weaknesses beyond those previously disclosed in the March 9, 2005 Form 8-K. There can be no assurance that, as a result of the conclusion of the evaluations of internal control over financial reporting, no additional matters will be identified.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

Exhibit No.	Description

99.1	Information to be Included in the Penn National Gaming, Inc. Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2004.

99.2	Consent of BDO Seidman, LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 16, 2005	Penn National Gaming, Inc.

	By:	/s/Robert S. Ippolito
Robert S. Ippolito
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Information to be Included in the Penn National Gaming, Inc. Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2004.

99.2	Consent of BDO Seidman, LLP.